UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  November 16, 1999


                Huntingdon Life Sciences Group plc ("Huntingdon")
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             (Exact name of registrant as specified in its charter)


                                     England
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                 (State or other jurisdiction of incorporation)



         1-10173                                     N/A
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   (Commission File Number)           (I.R.S. Employer Identification Number)




        Huntingdon Research Centre, Woolley Road, Alconbury, Huntingdon,
                           Cambs, PE 17 5HS, England
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  +44 (1480) 892000


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(Former name or former address, if changed since last report)







Item 5   OTHER EVENTS


On November 16, 1999, Huntingdon Life Sciences Group plc (the "Company") issued a press release, attached as Exhibit No. 99.1 hereto, announcing that:

99.1 the Company had filed Form 10-Q in respect of the quarter ended September 30, 1999.


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Item 7   EXHIBITS

(c)      Exhibits


Exhibit No.   Description

99.1 Press release issued by Huntingdon Life Sciences Group plc on November 16, 1999 relating to Form 10-Q in respect of the quarter ended September 30, 1999.



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              HUNTINGDON LIFE SCIENCES GROUP PLC




                               /s/  Susan G. Hide
                               By:  Susan G Hide

                               GROUP COMPANY SECRETARY



Dated:  November 16, 1999


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EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release issued by Huntingdon Life Sciences Group plc on November 16, 1999 relating to Form 10-Q in respect of the quarter ended September 30, 1999.